UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 8, 2011

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 8, 2011, EMC Corporation (“EMC”) held its 2011 Strategic Forum for Institutional Investors, at which EMC executives, including Joseph M. Tucci, EMC Chairman, President and Chief Executive Officer, and David I. Goulden, EMC Executive Vice President and Chief Financial Officer, discussed the strategies and opportunities for EMC’s future growth. The presentations of Mr. Tucci and Mr. Goulden are being furnished as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated by reference herein.

The information in this Item 8.01 and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Presentation of Mr. Joseph M. Tucci dated February 8, 2011

99.2	Presentation of Mr. David I. Goulden dated February 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ David I. Goulden
David I. Goulden
Executive Vice President and
Chief Financial Officer

Date: February 9, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	Presentation of Mr. Joseph M. Tucci dated February 8, 2011

99.2	Presentation of Mr. David I. Goulden dated February 8, 2011